UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) May 13, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of April 1, 2004, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2004-RS4)


                   Residential Asset Mortgage Products, Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                             333-110437            41-1955181
--------                             ----------            ----------
(State or Other Jurisdiction of      (Commission        (I.R.S. Employer
Incorporation)                      File Number)       Identification No.)

8400 Normandale Lake Blvd.                             55437
                                                       -----
Suite 250                                               (Zip
Minneapolis, Minnesota                                 Code)
(Address of Principal Executive
Offices)


Registrant's telephone number, including area code, is (952) 832-7000


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Item 7.  Financial Statements Pro Forma Financial Information and Exhibits.
         -----------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

     10.1 Pooling and Servicing Agreement, dated as of April 1, 2004 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee.


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                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      RESIDENTIAL ASSET MORTGAGE
                                      PRODUCTS, INC.


                                      By:     /s/Benita Bjorgo
                                         -------------------------------------
                                      Name:    Benita Bjorgo
                                      Title:   Vice President

Dated: May 13, 2004



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                                    EXHIBITS

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